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                                                                   EXHIBIT 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the use in this Registration Statement of SouthTrust Corporation on Form S-4 of our report dated January 25, 2000, relating to the financial statements of First Bank Holding Company, and to the reference to us under the heading "Experts" in the Proxy Statement/Prospectus.


                                          /s/ JAMES D.A. HOLLEY & CO., P.A.


Tallahassee, Florida
October 31, 2000